Exhibit 99.1
Viant Technology Announces Fourth
Quarter and Full Year 2024 Financial Results
IRVINE, Calif., Mar. 3, 2025 – Viant Technology Inc. (Nasdaq: DSP), a leader in AI-powered programmatic advertising, today reported financial results for its fourth quarter and full year ended December 31, 2024.
"Viant delivered record fourth quarter and full year results, with revenue, contribution ex-TAC and adjusted EBITDA surpassing the high end of our guidance for the quarter," said Tim Vanderhook, Co-Founder and CEO, Viant. "Our success is reflective of the growing demand amongst advertisers to deploy addressable campaigns, and Viant's ability to offer proprietary, advanced solutions to support this demand. Our platform uniquely offers Household ID, a leading audience identifier, and IRIS_ID, a leading contextual identifier, enabling advertisers to target and measure with unparalleled precision across the open internet. Additionally, we continue to empower advertisers with ongoing AI innovations, most recently through the launch of ViantAI, which has attracted interest from advertisers and agencies of all sizes. We are encouraged by recent momentum and well positioned to capture incremental market share in 2025."
Fourth quarter and full year 2024 Financial Highlights, year-over-year (in thousands, except percentages and per share data):

	Three Months Ended December 31,			Year Ended December 31,
	2024	2023	Change (%)	2024	2023	Change (%)

	(NM = Not Meaningful)
GAAP
Revenue	$90,054	$64,406	40%	$289,235	$222,934	30%
Gross profit	$42,490	$31,752	34%	$132,071	$102,455	29%
Net income (loss)	$7,720	$3,308	133%	$12,452	$(9,943)	225%
Net income (loss) as a percentage of gross profit	18%	10%	NM	9%	(10)%	NM
Net income (loss) attributable to Viant Technology Inc.	$1,747	$626	179%	$2,362	$(3,443)	169%
Earnings (loss) per share of Class A common stock—basic	$0.11	$0.04	175%	$0.15	$(0.23)	165%
Earnings (loss) per share of Class A common stock—diluted	$0.10	$0.04	150%	$0.14	$(0.23)	161%
Class A and Class B common shares outstanding (as of December 31)	63,122			63,122
Cash and cash equivalents (as of December 31)	$205,048			$205,048

Non-GAAP(1)
Contribution ex-TAC	$54,359	$42,601	28%	$177,390	$143,382	24%
Adjusted EBITDA	$17,091	$13,007	31%	$44,441	$29,101	53%
Adjusted EBITDA as a percentage of contribution ex-TAC	31%	31%	NM	25%	20%	NM
Non-GAAP net income	$13,831	$10,845	28%	$34,661	$21,743	59%
Non-GAAP earnings (loss) per share of Class A common stock—basic	$0.17	$0.14	21%	$0.41	$0.26	58%
Non-GAAP earnings (loss) per share of Class A common stock—diluted	$0.15	$0.14	7%	$0.39	$0.26	50%
Recent Business Highlights:
•Record quarter in Q4 2024 for total advertiser spend(2) on the platform, with an all-time high in connected TV ("CTV") spend.

•Generated double-digit growth across all digital ad-channels in Q4 2024, driven by our Household ID technology, Direct Access program and the ViantAI product suite.
•Completed the acquisition of Lockr in February 2025, a data collaboration platform enabling content owners to collect, enrich, and activate first-party data through seamless integrations with various alternative ID partners within the programmatic ecosystem. The acquisition is expected to accelerate industry adoption of Viant’s patented Household ID and IRIS_ID while simultaneously assisting publishers implementing addressable solutions.
•Further enriched Viant's Household ID technology by expanding upon an existing partnership with TransUnion to include TransUnion's TruAudience identity data, lifting Household ID match rates to 95% of U.S. adults.
•Cash flow from operations increased 37% to $51.8 million for FY 2024.
•Purchased 2.0 million shares of Class A common stock from May 1, 2024, through February 28, 2025 for a total of $25.7 million. $24.3 million remains available for repurchases under our authorized Repurchase Program.
"We concluded a record-setting year with exceptional fourth-quarter performance and strong momentum as we enter 2025," stated Larry Madden, CFO of Viant. "During the fourth quarter, contribution ex-TAC growth accelerated to 28%, marking our sixth consecutive quarter of over 20% year-over-year growth. Similarly, our adjusted EBITDA has increased year-over-year by more than 30% for eight consecutive quarters. We achieved these impressive operational results while focusing on long-term strategic investments, including the continued rollout of the ViantAI product suite and the acquisition of IRIS.TV. Our leadership in addressability and commitment to empowering advertisers through ongoing AI innovation has driven market share gains and is fueling growth. We expect to deliver another record-breaking year in 2025."
Guidance:
For the first quarter 2025, the Company expects:
•Revenue in the range of $65 million to $68 million
•Contribution ex-TAC in the range of $40.5 million to $42.5 million
•Non-GAAP operating expenses in the range of $37.25 million to $38.25 million
•Adjusted EBITDA in the range of $3.25 million to $4.25 million
Contribution ex-TAC, non-GAAP operating expenses, adjusted EBITDA, adjusted EBITDA as a percentage of contribution ex-TAC, non-GAAP net income, and non-GAAP earnings (loss) per share of Class A common stock—basic and diluted are non-GAAP financial measures. These non-GAAP financial measures should be considered in addition to, but not as a substitute for, the information provided in accordance with U.S. generally accepted accounting principles ("GAAP"). Reconciliations of these non-GAAP financial measures to Viant’s financial results as determined in accordance with GAAP are included at the end of this press release under “Reconciliation of Non-GAAP Financial Measures.” For a description of these non-GAAP financial measures, including the reasons management uses each measure, please see “Non-GAAP Financial Measures” in this press release. We are not able to estimate gross profit, total operating expenses or net income (loss) on a forward-looking basis or reconcile the guidance provided for contribution ex-TAC, non-GAAP operating expenses, or adjusted EBITDA to the closest corresponding GAAP financial measures on a forward-looking basis without unreasonable efforts due to the variability and complexity with respect to the charges excluded from these non-GAAP financial measures; in particular, the impact of future traffic acquisition costs and other platform operations expenses, as well as the measures and effects of our stock-based compensation related to equity grants that are directly impacted by unpredictable fluctuations in our share price and the potential forfeitures of equity grants. We expect the variability of the above charges could have a significant and potentially unpredictable impact on our future GAAP financial results.
(1)For a discussion on how we define, use and calculate these non-GAAP financial measures and a reconciliation thereof to the most directly comparable GAAP financial measures, see “Non-GAAP Financial Measures” and the supplementary schedules under “Reconciliation of Non-GAAP Financial Measures” in this press release.
(2)We define advertiser spend as the total amount billed to our customers for activity on our platform inclusive of the costs of advertising media, third-party data, other add-on features and our platform fee we charge customers.
Supplemental Financial and Other Information:
Supplemental financial and other information can be accessed through Viant’s investor relations website at investors.viantinc.com.

As of December 31, 2024, there were 16.4 million shares of the Company's Class A common stock outstanding and 46.8 million shares of the Company's Class B common stock outstanding. For more information, please refer to our Annual Report on Form 10-K expected to be filed with the Securities and Exchange Commission ("SEC") on March 3, 2025.

Conference Call and Webcast Details:
Viant will host a conference call and webcast to discuss its financial results on Monday, March 3, 2025 at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time). A live webcast of the call can be accessed from Viant’s Investor Relations website. An archived version of the webcast will be available from the same website after the call. Viant Technology has used, and intends to continue to use, the “Investor Relations” section of its website at investors.viantinc.com, its LinkedIn account, the LinkedIn account of its Chief Executive Officer, Tim Vanderhook, the LinkedIn account of its Chief Operating Officer, Chris Vanderhook, its X (formerly known as Twitter) account (@viant_tech), and Chris Vanderhook's X account (@cvanderhook) to post information that may be important to investors. Investors and potential investors are encouraged to consult Viant Technology’s website and the foregoing LinkedIn and X accounts regularly for important information.
About Viant
Viant Technology Inc. (NASDAQ: DSP) is a leader in AI-powered programmatic advertising, dedicated to driving innovation in digital marketing. Our omnichannel platform built for CTV allows marketers to plan, execute and measure their campaigns with unmatched precision and efficiency. With the launch of ViantAI, Viant is building the future of fully autonomous advertising solutions, empowering advertisers to achieve their boldest goals. Viant was recently awarded Best Demand Side Platform by MarTech Breakthrough, Great Place to Work® certification and received the Business Intelligence Group’s Innovation award for AI Advancements. Learn more at viantinc.com.

Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995.
Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements, and may contain words such as “guidance,” “believe,” “expect,” “estimate,” “project,” “plan,” “will,” or words or phrases with similar meaning.
Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved, if at all. Forward-looking statements contained in this press release relate to, among other things, Viant’s projected financial performance and operating results, including our guidance for revenue, contribution ex-TAC, non-GAAP operating expenses, and adjusted EBITDA, as well as statements regarding Viant’s growth prospects, Viant's market share, anticipated performance of and benefits of ViantAI, and benefits from Viant's acquisition of Lockr. Forward-looking statements are based on current expectations, forecasts and assumptions that involve risks and uncertainties, including, but not limited to, the market for programmatic advertising developing slower or differently than Viant’s expectations, the demands and expectations of customers, the ability to attract and retain customers, the impact of information and data privacy trends and regulations on our business and competitors and other economic, competitive, governmental and technological factors outside of our control, that may cause our business, strategy or actual results to differ materially from the forward-looking statements. Investors are referred to our filings with the SEC, including our Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, for additional information regarding the risks and uncertainties that may cause actual results to differ materially from those expressed in any forward-looking statement. We do not intend and undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by applicable law.
Media Contact:
Marielle Lyon
press@viantinc.com
Investor Contact:
Nick Zangler
investors@viantinc.com

VIANT TECHNOLOGY INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited; in thousands, except per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2024	2023	2024	2023
Revenue	$90,054	$64,406	$289,235	$222,934
Operating expenses(1):
Platform operations	47,564	32,654	157,164	120,479
Sales and marketing	14,756	12,644	53,750	50,650
Technology and development	7,062	6,539	23,740	24,756
General and administrative	14,769	11,687	51,103	45,345
Total operating expenses	84,151	63,524	285,757	241,230
Income (loss) from operations	5,903	882	3,478	(18,296)
Other expense (income), net:
Interest income, net	(2,088)	(2,397)	(9,235)	(8,594)
Other expense	8	1	12	90
Total other expense (income), net	(2,080)	(2,396)	(9,223)	(8,504)
Income (loss) before income taxes	7,983	3,278	12,701	(9,792)
Provision for (benefit from) income taxes	263	(30)	249	151
Net income (loss)	7,720	3,308	12,452	(9,943)
Less: Net income (loss) attributable to noncontrolling interests	5,973	2,682	10,090	(6,500)
Net income (loss) attributable to Viant Technology Inc.	$1,747	$626	$2,362	$(3,443)
Earnings (loss) per Class A common stock:
Basic	$0.11	$0.04	$0.15	$(0.23)
Diluted	$0.10	$0.04	$0.14	$(0.23)
Weighted-average Class A common stock outstanding:
Basic	16,166	15,613	16,221	15,224
Diluted	21,633	16,834	20,466	15,224
(1) Stock-based compensation and depreciation and amortization included in operating expenses are as follows (in thousands):

	Three Months Ended December 31,		Year Ended December 31,
	2024	2023	2024	2023
Stock-based compensation:
Platform operations	$601	$917	$2,114	$4,104
Sales and marketing	1,164	2,109	4,238	9,729
Technology and development	873	1,389	2,717	5,752
General and administrative	3,090	3,141	11,965	12,706
Total stock-based compensation	$5,728	$7,556	$21,034	$32,291

	Three Months Ended December 31,		Year Ended December 31,
	2024	2023	2024	2023
Depreciation and amortization:
Platform operations	$3,402	$3,360	$13,842	$12,187
Sales and marketing	—	—	—	—
Technology and development	456	397	1,759	1,559
General and administrative	252	243	860	985
Total depreciation and amortization	$4,110	$4,000	$16,461	$14,731

VIANT TECHNOLOGY INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited; in thousands, except share and per share data)

	As of December 31,
	2024	2023
Assets
Current assets:
Cash and cash equivalents	$205,048	$216,458
Accounts receivable, net of allowances	146,951	117,473
Prepaid expenses and other current assets	10,490	6,486
Total current assets	362,489	340,417
Property, equipment, and software, net	31,482	28,261
Operating lease assets	23,663	22,995
Intangible assets, net	3,048	201
Goodwill	19,190	12,422
Other assets	932	615
Total assets	$440,804	$404,911
Liabilities and stockholders' equity
Liabilities
Current liabilities:
Accounts payable	$71,320	$47,342
Accrued liabilities	47,352	39,263
Accrued compensation	11,513	10,925
Deferred revenue	581	316
Current portion of operating lease liabilities	4,730	3,762
Other current liabilities	9,955	7,242
Total current liabilities	145,451	108,850
Long-term debt	—	—
Long-term portion of operating lease liabilities	21,278	21,672
Total liabilities	166,729	130,522
Commitments and contingencies
Stockholders’ equity
Preferred stock, $0.001 par value	—	—
Authorized shares — 10,000,000
Issued and outstanding — none
Class A common stock, $0.001 par value	18	16
Authorized shares — 450,000,000
Issued — 17,933,825 and 15,937,816
Outstanding — 16,368,452 and 15,783,941
Class B common stock, $0.001 par value	47	47
Authorized shares — 150,000,000
Issued and outstanding — 46,753,841 and 47,032,260
Additional paid-in capital	125,386	112,830
Accumulated deficit	(50,566)	(43,509)
Treasury stock, at cost; 1,565,373 and 153,875 shares held	(21,046)	(1,127)
Total stockholders' equity attributable to Viant Technology Inc.	53,839	68,257
Noncontrolling interests	220,236	206,132
Total equity	274,075	274,389
Total liabilities and stockholders’ equity	$440,804	$404,911

VIANT TECHNOLOGY INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited; in thousands)

	Year Ended December 31,
	2024	2023
Cash flows from operating activities:
Net income (loss)	$12,452	$(9,943)
Adjustments to reconcile income (loss) to net cash provided by operating activities:
Depreciation and amortization	16,461	14,731
Stock-based compensation	21,034	32,291
Provision for doubtful accounts	1,420	100
Loss on disposal of assets	25	115
Noncash lease expense	4,019	3,952
Changes in operating assets and liabilities:
Accounts receivable	(30,233)	(16,123)
Prepaid expenses and other assets	(3,904)	(87)
Accounts payable	23,792	10,038
Accrued liabilities	7,875	4,192
Accrued compensation	939	1,369
Deferred revenue	161	193
Operating lease liabilities	(4,114)	(3,780)
Other liabilities	1,840	704
Net cash provided by operating activities	51,767	37,752
Cash flows from investing activities:
Purchases of property and equipment	(2,498)	(1,195)
Capitalized software development costs	(15,246)	(12,281)
Cash paid for acquisitions	(10,000)	—
Net cash used in investing activities	(27,744)	(13,476)
Cash flows from financing activities:
Payment of member tax distributions	(5,953)	(10,155)
Payment of offering costs	(326)	—
Repurchase of stock related to tax withholdings on vested equity awards	(10,658)	(4,248)
Repurchase of stock related to the stock repurchase program	(21,570)	—
Proceeds from the exercise of stock options	3,074	12
Net cash used in financing activities	(35,433)	(14,391)
Net increase (decrease) in cash and cash equivalents	(11,410)	9,885
Cash and cash equivalents at beginning of period	216,458	206,573
Cash and cash equivalents at end of period	$205,048	$216,458

Non-GAAP Financial Measures
To provide investors and others with additional information regarding Viant’s results, we have included in this press release the following financial measures that are not calculated in accordance with GAAP: contribution ex-TAC, non-GAAP operating expenses, adjusted EBITDA, adjusted EBITDA as a percentage of contribution ex-TAC, non-GAAP net income (loss) and non-GAAP earnings (loss) per share of Class A common stock—basic and diluted. The Company’s management believes that this information can assist investors in evaluating the Company’s operational trends, financial performance, and cash generating capacity. Management believes these non-GAAP financial measures allow investors to evaluate the Company’s financial performance using some of the same measures as management.
Contribution ex-TAC is a non-GAAP financial measure. Gross profit is the most comparable GAAP financial measure, which is calculated as revenue less platform operations expense. In calculating contribution ex-TAC, we add back other platform operations expense to gross profit. Contribution ex-TAC is a key profitability measure used by our management and board of directors to understand and evaluate our operating performance and trends, develop short- and long-term operational plans and make strategic decisions regarding the allocation of capital. “Traffic acquisition costs” or “TAC” represents amounts incurred and payable to suppliers for the cost of advertising media, third-party data and other add-on features related to our fixed CPM pricing option and certain arrangements related to our percentage of spend pricing option. In particular, we believe that contribution ex-TAC can provide a measure of period-to-period comparisons for all pricing options within our business. Accordingly, we believe that this measure provides information to investors and the market in understanding and evaluating our operating results in the same manner as our management and board of directors.
Non-GAAP operating expenses is a non-GAAP financial measure. Total operating expenses is the most comparable GAAP financial measure. Non-GAAP operating expenses is defined by us as total operating expenses plus other expense (income), net, less TAC, stock-based compensation, depreciation, amortization, and certain other items that are not related to our core operations, such as restructuring and other charges, transaction expense and non-operational media purchases. Non-GAAP operating expenses is a key component in calculating adjusted EBITDA, which is one of the measures we use to provide our business outlook to the investment community. Additionally, non-GAAP operating expenses is used by our management and board of directors to understand and evaluate our operating performance and trends, to prepare and approve our annual budget and to develop short- and long-term operational plans. We believe that the elimination of TAC, stock-based compensation, depreciation, amortization and certain other items not related to our core operations provides another measure for period-to-period comparisons of our business, provides additional insight into our core controllable costs, and is a useful metric for investors because it allows them to evaluate our operational performance in the same manner as our management and board of directors.
Adjusted EBITDA is a non-GAAP financial measure defined by us as net income (loss) before interest expense (income), net, income tax benefit (expense), depreciation, amortization, stock-based compensation and certain other items that are not related to our core operations, such as restructuring and other charges, transaction expense and non-operational media purchases. Net income (loss) is the most comparable GAAP financial measure. Adjusted EBITDA as a percentage of contribution ex-TAC is a non-GAAP financial measure we calculate by dividing adjusted EBITDA by contribution ex-TAC for the period or periods presented. Net income (loss) as a percentage of gross profit is the most comparable GAAP financial measure.
Adjusted EBITDA and adjusted EBITDA as a percentage of contribution ex-TAC are used by our management and board of directors to understand and evaluate our core operating performance and trends, to prepare and approve our annual budget and to develop short- and long-term operational plans. In particular, we believe that the exclusion of the amounts eliminated in calculating adjusted EBITDA can provide a measure for period-to-period comparisons of our business. Adjusted EBITDA as a percentage of contribution ex-TAC, a non-GAAP financial measure, is used by our management and board of directors to evaluate adjusted EBITDA relative to our profitability after costs that are directly variable to revenues, which comprise TAC. Accordingly, we believe that adjusted EBITDA and adjusted EBITDA as a percentage of contribution ex-TAC provide information to investors and the market in understanding and evaluating our operating results in the same manner as our management and board of directors.
Non-GAAP net income (loss) is a non-GAAP financial measure defined by us as net income (loss) adjusted to eliminate the impact of stock-based compensation and certain other items that are not related to our core operations, such as restructuring and other charges, transaction expense, non-operational media purchases, as well as the income tax effect of these adjustments. Net income (loss) is the most comparable GAAP financial measure. Non-GAAP net income (loss) is a key measure used by our management and board of directors to evaluate operating performance, generate future operating plans and make strategic decisions regarding the allocation of capital. In particular, we believe that the elimination of stock-based compensation and certain other items that are not related to our core operations provides measures for period-to-period comparisons of our business and additional insight into our core controllable costs. Accordingly, we believe that non-GAAP net income (loss) provides information to investors and the market generally in understanding and evaluating our results of operations in the same manner as our management and board of directors.
Non-GAAP earnings (loss) per share of Class A common stock—basic and diluted is a non-GAAP financial measure defined by us as earnings (loss) per share of Class A common stock—basic and diluted, adjusted to eliminate the impact of stock-based compensation and certain other items that are not related to our core operations, such as restructuring and other charges, transaction expense, and non-operational media purchases, as well as the income tax effect of these adjustments. Earnings (loss) per share of Class A common stock—basic and diluted is the most comparable GAAP financial measure. Non-GAAP earnings (loss) per share of Class A common stock—basic and diluted is used by our management and board of directors to evaluate operating performance, generate future operating plans and make strategic decisions regarding the allocation of capital. In particular, we believe that the elimination of stock-based compensation and certain other items that are not related to our core operations provides measures for period-to-period comparisons of our business and provides additional insight into our core controllable costs. Accordingly, we believe that non-GAAP earnings (loss) per share of Class A common stock—basic and diluted provides information to investors and the market generally that aids in the understanding and evaluation of our results of operations in the same manner as our management and board of directors.
Basic non-GAAP earnings (loss) per share of Class A common stock is calculated by dividing the non-GAAP net income (loss) attributable to Class A common stockholders by the number of weighted-average shares of Class A common stock outstanding. Shares of our Class B common stock do not share in our earnings or losses and are therefore not participating securities. As such, separate presentation of basic and diluted non-GAAP earnings (loss) of Class B common stock under the two-class method has not been presented.
Diluted non-GAAP earnings (loss) per share of Class A common stock adjusts the basic non-GAAP earnings (loss) per share for the potential dilutive impact of shares of Class A common stock such as equity awards using the treasury-stock method and Class B common stock using the if-converted method. Diluted non-GAAP earnings (loss) per share of Class A common stock considers the impact of potentially dilutive securities except in periods in which there is a loss because the inclusion of the potential common shares would have an anti-dilutive effect. Shares of our Class B common stock, RSUs and nonqualified stock options are considered potentially dilutive shares of Class A common stock. For the three months and year ended December 31, 2024, Class B common stock has been excluded from the computation of diluted earnings (loss) per share of Class A common stock because the effect would have been anti-dilutive under the if-converted method. For the three months ended December 31, 2023, Class B common stock has been excluded from the computation of diluted earnings (loss) per share of Class A common stock because the effect would have been anti-dilutive under both the if-converted and treasury stock method. For the year ended December 31, 2023, Class B common stock, restricted stock units, and nonqualified stock options have been excluded from the computation of diluted earnings (loss) per share of Class A common stock because the effect would have been anti-dilutive under both the if-converted and treasury stock method.
These non-GAAP financial measures should be considered in addition to, not as a substitute for or in isolation from, the Company’s financial information calculated in accordance with GAAP and should not be considered measures of the Company’s liquidity. Further, these non-GAAP financial measures as defined by the Company may not be comparable to similar non-GAAP financial measures presented by other companies, including peer companies, and therefore comparability may be limited. The presentation of such measures, which may include adjustments to exclude unusual or non-recurring items, should not be construed as an inference that the Company’s future results, cash flows or leverage will be unaffected by other unusual or non-recurring items. Management encourages investors and others to review Viant’s financial information in its entirety and not rely on a single financial measure.
Reconciliation of Non-GAAP Financial Measures
The following tables show the reconciliations of the Company’s non-GAAP financial measures contained in this press release to the most directly comparable GAAP financial measures.
The following table presents the calculation of gross profit and the reconciliation of gross profit to contribution ex-TAC for the periods presented (unaudited; in thousands):

	Three Months Ended December 31,		Year Ended December 31,
	2024	2023	2024	2023
Revenue	$90,054	$64,406	$289,235	$222,934
Less: Platform operations	(47,564)	(32,654)	(157,164)	(120,479)
Gross profit	42,490	31,752	132,071	102,455
Add: Other platform operations	11,869	10,849	45,319	40,927
Contribution ex-TAC	$54,359	$42,601	$177,390	$143,382
The following table presents a reconciliation of total operating expenses to non-GAAP operating expenses for the periods presented (unaudited; in thousands):

	Three Months Ended December 31,		Year Ended December 31,
	2024	2023	2024	2023
Operating expenses:
Platform operations	$47,564	$32,654	$157,164	$120,479
Sales and marketing	14,756	12,644	53,750	50,650
Technology and development	7,062	6,539	23,740	24,756
General and administrative	14,769	11,687	51,103	45,345
Total operating expenses	84,151	63,524	285,757	241,230
Add:
Other expense, net	8	1	12	90
Less:
Traffic acquisition costs	(35,695)	(21,805)	(111,845)	(79,552)
Stock-based compensation	(5,728)	(7,556)	(21,034)	(32,291)
Depreciation and amortization	(4,110)	(4,000)	(16,461)	(14,731)
Restructuring and other(1)	—	(570)	(467)	(465)
Transaction expense(2)	(1,358)	—	(1,742)	—
Non-operational media purchases(3)	—	—	(1,271)	—
Non-GAAP operating expenses	$37,268	$29,594	$132,949	$114,281
(1)Restructuring and other includes severance and other charges related to aligning our workforce with our strategic performance goals for the year ended December 31, 2024 and the three months and year ended December 31, 2023.
(2)Transaction expense consists of costs incurred related to our recent acquisition, as well as contemplated or completed securities offerings for the three months and year ended December 31, 2024.
(3)Non-operational media purchases reflects costs incurred for one-time and non-operating supplier purchases that are not billable to the customer for the year ended December 31, 2024.

The following table presents a reconciliation of net income (loss) to adjusted EBITDA for the periods presented (unaudited; in thousands):

	Three Months Ended December 31,		Year Ended December 31,
	2024	2023	2024	2023
Net income (loss)	$7,720	$3,308	$12,452	$(9,943)
Add back (less):
Interest income, net	(2,088)	(2,397)	(9,235)	(8,594)
Provision for (benefit from) income taxes	263	(30)	249	151
Depreciation and amortization	4,110	4,000	16,461	14,731
Stock-based compensation	5,728	7,556	21,034	32,291
Restructuring and other(1)	—	570	467	465
Transaction expense(2)	1,358	—	1,742	—
Non-operational media purchases(3)	—	—	1,271	—
Adjusted EBITDA	$17,091	$13,007	$44,441	$29,101
(1)Restructuring and other includes severance and other charges related to aligning our workforce with our strategic performance goals for the year ended December 31, 2024 and the three months and year ended December 31, 2023.
(2)Transaction expense consists of costs incurred related to our recent acquisition, as well as contemplated or completed securities offerings for the three months and year ended December 31, 2024.
(3)Non-operational media purchases reflects costs incurred for one-time and non-operating supplier purchases that are not billable to the customer for the year ended December 31, 2024.
The following table presents the calculation of net income (loss) as a percentage of gross profit and the calculation of adjusted EBITDA as a percentage of contribution ex-TAC for the periods presented (unaudited; in thousands, except percentages):

	Three Months Ended December 31,		Year Ended December 31,
	2024	2023	2024	2023
Gross profit	$42,490	$31,752	$132,071	$102,455
Net income (loss)	$7,720	$3,308	$12,452	$(9,943)
Net income (loss) as a percentage of gross profit	18%	10%	9%	(10)%
Contribution ex-TAC	$54,359	$42,601	$177,390	$143,382
Adjusted EBITDA	$17,091	$13,007	$44,441	$29,101
Adjusted EBITDA as a percentage of contribution ex-TAC	31%	31%	25%	20%
The following table presents a reconciliation of net income (loss) to non-GAAP net income (loss) for the periods presented (unaudited; in thousands):

	Three Months Ended December 31,		Year Ended December 31,
	2024	2023	2024	2023
Net income (loss)	$7,720	$3,308	$12,452	$(9,943)
Add back (less):
Stock-based compensation	5,728	7,556	21,034	32,291
Restructuring and other(1)	—	570	467	465
Transaction expense(2)	1,358	—	1,742	—
Non-operational media purchases(3)	—	—	1,271	—
Income tax benefit (expense) related to Viant Technology Inc.'s share of income (loss) after adjustments(4)	(975)	(589)	(2,305)	(1,070)
Non-GAAP net income	$13,831	$10,845	$34,661	$21,743
(1)Restructuring and other includes severance and other charges related to aligning our workforce with our strategic performance goals for the year ended December 31, 2024 and the three months and year ended December 31, 2023.
(2)Transaction expense consists of costs incurred related to our recent acquisition, as well as contemplated or completed securities offerings for the three months and year ended December 31, 2024.
(3)Non-operational media purchases reflects costs incurred for one-time and non-operating supplier purchases that are not billable to the customer for the year ended December 31, 2024.
(4)The estimated income tax effect of our share of income (loss) after non-GAAP reconciling items for the three months and years ended December 31, 2024 and 2023 is calculated using assumed blended tax rates of 25% and 21%, respectively, which represent our expected corporate tax rate, excluding discrete and non-recurring tax items.

The following tables present a reconciliation of earnings (loss) per share of Class A common stock—basic and diluted to non-GAAP earnings (loss) per share of Class A common stock—basic and diluted for the periods presented (unaudited; in thousands, except per share data):

	Year Ended December 31, 2024			Year Ended December 31, 2023
	Earnings (Loss) per Share	Adjustments	Non-GAAP Earnings (Loss) per Share	Earnings (Loss) per Share	Adjustments	Non-GAAP Earnings (Loss) per Share
Numerator
Net income (loss)	$12,452	$—	$12,452	$(9,943)	$—	$(9,943)
Adjustments:
Add back: Stock-based compensation	—	21,034	21,034	—	32,291	32,291
Add back: Restructuring and other(1)	—	467	467	—	465	465
Add back: Transaction expense(2)	—	1,742	1,742	—	—	—
Add back: Non-operational media purchases(3)	—	1,271	1,271	—	—	—
Income tax benefit (expense) related to Viant Technology Inc.’s share of income (loss) after adjustments(4)	—	(2,305)	(2,305)	—	(1,070)	(1,070)
Non-GAAP net income	12,452	22,209	34,661	(9,943)	31,686	21,743
Less: Net income attributable to noncontrolling interests(5)	10,090	17,857	27,947	(6,500)	24,296	17,796
Net income attributable to Viant Technology Inc.—basic	2,362	4,352	6,714	(3,443)	7,390	3,947
Add back: Reallocation of net income (loss) attributable to noncontrolling interest from the assumed exchange of RSUs and NQSOs for Class A common stock	712	1,013	1,725	—	—	—
Income tax benefit (expense) from the assumed exchange of RSUs and NQSOs for Class A common stock	(177)	(252)	(429)	—	—	—
Net income attributable to Viant Technology Inc.—diluted	$2,897	$5,113	$8,010	$(3,443)	$7,390	$3,947
Denominator
Weighted-average shares of Class A common stock outstanding—basic	16,221		16,221	15,224		15,224
Effect of dilutive securities:
Restricted stock units	2,125		2,125	—		—
Nonqualified stock options	2,120		2,120	—		—
Weighted-average shares of Class A common stock outstanding—diluted	20,466		20,466	15,224		15,224

Earnings (loss) per share of Class A common stock—basic	$0.15		$0.41	$(0.23)		$0.26
Earnings (loss) per share of Class A common stock—diluted	$0.14		$0.39	$(0.23)		$0.26

Anti-dilutive shares excluded from earnings (loss) per share of Class A common stock—diluted:
Restricted stock units	—		—	3,647		3,647
Nonqualified stock options	—		—	5,736		5,736
Shares of Class B common stock	46,754		46,754	47,032		47,032
Total shares excluded from earnings (loss) per share of Class A common stock—diluted	46,754		46,754	56,415		56,415

(1)Restructuring and other includes severance and other charges related to aligning our workforce with our strategic performance goals for the years ended December 31, 2024 and 2023.
(2)Transaction expense consists of costs incurred related to our recent acquisition, as well as contemplated or completed securities offerings for the year ended December 31, 2024.
(3)Non-operational media purchases reflects costs incurred for one-time and non-operating supplier purchases that are not billable to the customer for the year ended December 31, 2024.
(4)The estimated income tax effect of our share of income (loss) after non-GAAP reconciling items for the years ended December 31, 2024 and 2023 is calculated using assumed blended tax rates of 25% and 21%, respectively, which represent our expected corporate tax rate, excluding discrete and non-recurring tax items.
(5)The adjustment to net income attributable to noncontrolling interests represents stock-based compensation, restructuring and other charges, transaction expense and non-operational media purchases attributed to the noncontrolling interests outstanding during the period.

	Three Months Ended December 31, 2024			Three Months Ended December 31, 2023
	Earnings (Loss) per Share	Adjustments	Non-GAAP Earnings (Loss) per Share	Earnings (Loss) per Share	Adjustments	Non-GAAP Earnings (Loss) per Share
Numerator
Net income	$7,720	$—	$7,720	$3,308	$—	$3,308
Adjustments:
Add back: Stock-based compensation	—	5,728	5,728	—	7,556	7,556
Add back: Restructuring and other(1)	—	—	—	—	570	570
Add back: Transaction expense(2)	—	1,358	1,358	—	—	—
Income tax benefit (expense) related to Viant Technology Inc.’s share of income (loss) after adjustments(3)	—	(975)	(975)	—	(589)	(589)
Non-GAAP net income	7,720	6,111	13,831	3,308	7,537	10,845
Less: Net income attributable to noncontrolling interests(4)	5,973	5,174	11,147	2,682	5,990	8,672
Net income attributable to Viant Technology Inc.—basic	1,747	937	2,684	626	1,547	2,173
Add back: Reallocation of net income (loss) attributable to noncontrolling interest from the assumed exchange of RSUs and NQSOs for Class A common stock	469	405	874	—	178	178
Income tax benefit (expense) from the assumed exchange of RSUs and NQSOs for Class A common stock	(117)	(101)	(218)	—	(38)	(38)
Net income attributable to Viant Technology Inc.—diluted	$2,099	$1,241	$3,340	$626	$1,687	$2,313
Denominator
Weighted-average shares of Class A common stock outstanding—basic	16,166		16,166	15,613		15,613
Effect of dilutive securities:
Restricted stock units	2,413		2,413	1,215		1,215
Nonqualified stock options	3,054		3,054	6		6
Weighted-average shares of Class A common stock outstanding—diluted	21,633		21,633	16,834		16,834

Earnings (loss) per share of Class A common stock—basic	$0.11		$0.17	$0.04		$0.14
Earnings (loss) per share of Class A common stock—diluted	$0.10		$0.15	$0.04		$0.14

Anti-dilutive shares excluded from earnings (loss) per share of Class A common stock—diluted:
Restricted stock units	—		—	—		—
Nonqualified stock options	—		—	—		—
Shares of Class B common stock	46,754		46,754	47,032		47,032
Total shares excluded from earnings (loss) per share of Class A common stock—diluted	46,754		46,754	47,032		47,032

(1)Restructuring and other includes severance and other charges related to aligning our workforce with our strategic performance goals for the three months ended December 31, 2023.
(2)Transaction expense consists of costs incurred related to our recent acquisition, as well as contemplated or completed securities offerings for the three months ended December 31, 2024.
(3)The estimated income tax effect of our share of income (loss) after non-GAAP reconciling items for the three months ended December 31, 2024 and 2023 is calculated using assumed blended tax rates of 25% and 21%, respectively, which represent our expected corporate tax rate, excluding discrete and non-recurring tax items.
(4)The adjustment to net income attributable to noncontrolling interests represents stock-based compensation, restructuring and other charges, and transaction expense attributed to the noncontrolling interests outstanding during the period.